Exhibit 10.1
F&G Annuities & Life, Inc.,
the Guarantors party hereto
and
BofA Securities, Inc.,
J.P. Morgan Securities LLC,
and
RBC Capital Markets, LLC,
for and on behalf of the Initial Purchasers
REGISTRATION RIGHTS AGREEMENT
dated as of January 13, 2023

i

F&G Annuities & Life, Inc.
$500,000,000 7.400% Senior Notes due 2028
REGISTRATION RIGHTS AGREEMENT
January 13, 2023
BofA Securities, Inc.
One Bryant Park
New York, New York 10036
J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179
RBC Capital Markets, LLC
Brookfield Place
200 Vesey Street, 8th Floor
New York, New York 10281
For and on behalf of each of the Initial Purchasers listed in
Schedule 1 to the Purchase Agreement referred to below
Ladies and Gentlemen:
This Registration Rights Agreement (this “Agreement”), dated as of January 13, 2023, is entered into among F&G Annuities & Life, Inc., a Delaware corporation (the “Issuer”), the guarantors listed on the signature pages hereto (collectively, the “Guarantors”) and BofA Securities, Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC (collectively with, and for and on behalf of the Initial Purchasers listed in Schedule 1 to the Purchase Agreement referred to below, the “Initial Purchasers”). The Issuer proposes to issue and sell to the Initial Purchasers, upon the terms set forth in the purchase agreement, dated January 9, 2023, among the Issuer, the Guarantors and you, as representatives of the Initial Purchasers (the “Purchase Agreement”), $500,000,000 aggregate principal amount of the Issuer’s 7.400% Senior Notes due 2028 (the “Original Notes”) (such sale, the “Initial Placement”). The Original Notes will be fully and unconditionally guaranteed on a senior unsecured basis by the Guarantors pursuant to their respective guarantees (the “Guarantees” and, together with the Original Notes, the “Original Securities”) provided for in the Indenture (as defined below). The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement. As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the Initial Purchasers’ obligations thereunder, the Issuer agrees with the Initial Purchasers, (i) for the benefit of the Initial Purchasers and (ii) for the benefit of the holders from time to time of the

Registrable Securities (as defined below), including the Initial Purchasers (collectively, the “Holders”), as follows:
1.    Definitions. Capitalized terms used but not defined herein have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms have the following meanings:
“Additional Interest” has the mean set forth in Section 4(a) hereof.
“Affiliate” of any specified person means any other person which, directly or indirectly, is in control of, is controlled by or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person, whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Agreement” has the meaning set forth in the introductory paragraph hereof.
“Commission” means the Securities and Exchange Commission.
“DTC” means The Depository Trust Company.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.
“Exchange Offer Prospectus” means the prospectus included in the Exchange Offer Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the New Securities covered by such Exchange Offer Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein.
“Exchange Offer Registration Period” means the time period from the effective date of the Exchange Offer Registration Statement until the earlier of (i) 180 days after the expiration of the Registered Exchange Offer (which period shall be extended by one day for each day of a Suspension Period) and (ii) the date on which all Exchanging Dealers have sold all New Securities received by them for their own account in the Registered Exchange Offer in exchange for Original Securities where such Original Securities were acquired by such Exchanging Dealers as a result of market-making activities or other trading activities.
“Exchange Offer Registration Statement” means a registration statement of the Issuer and the Guarantors on Form S-4 (or, if applicable, on another appropriate form under the Securities Act) with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto and, in each case, the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
“Exchange Period” has the meaning set forth in Section 2(c)(ii) hereof.

“Exchanging Dealer” means any Holder that is a broker-dealer electing to exchange Original Securities acquired for its own account as a result of market-making activities or other trading activities for New Securities.
“Guarantees” has the meaning set forth in the introductory paragraph hereof.
“FINRA” means the Financial Industry Regulatory Authority, Inc.
“Holder” has the meaning set forth in the introductory paragraph hereof.
“Indenture” means the Indenture relating to the Original Securities and the New Securities, dated as of January 13, 2023, among the Issuer, the Guarantors and Citibank, N.A., as trustee, as the same may be amended from time to time in accordance with the terms thereof, including by the supplemental indenture for the Original Securities.
“Initial Placement” has the meaning set forth in the introductory paragraph hereof.
“Initial Purchasers” has the meaning set forth in the introductory paragraph hereof.
“Issuer” has the meaning set forth in the introductory paragraph hereof.
“Letter of Transmittal” has the meaning set forth in Section 2(c)(i) hereof.
“Losses” has the meaning set forth in Section 7(d) hereof.
“Majority Holders” means the Holders of a majority of the aggregate principal amount of the Original Securities and the New Securities registered under a Registration Statement.
“Managing Underwriters” means the investment bank or investment banks and manager or managers that shall administer an offering of securities under a Shelf Registration Statement.
“New Securities” means senior notes of the Issuer to be issued under the Indenture, fully and unconditionally guaranteed on a senior unsecured basis by the Guarantors pursuant to their respective guarantees provided for in the Indenture, in each case identical in all material respects to the Original Notes and the related Guarantees (except that the transfer restrictions and the terms regarding Additional Interest payable upon a Registration Default contained in the Original Notes will be modified or eliminated, as appropriate).
“Offering Memorandum” means the offering memorandum dated January 9, 2023 prepared by the Issuer and the Guarantors in connection with the Initial Placement.
“Original Notes” has the meaning set forth in the introductory paragraph hereof.
“Original Securities” has the meaning set forth in the introductory paragraph hereof.
“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A, Rule 430B or Rule 430C under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Original Securities or the New Securities covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.
“Purchase Agreement” has the meaning set forth in the introductory paragraph hereof.
“Registered Exchange Offer” means the proposed offer by the Issuer to the Holders of the Original Securities to issue and deliver to such Holders, in exchange for the Original Securities, New Securities in an aggregate principal amount equal to the aggregate principal amount of Original Securities tendered in such exchange by such Holders.
“Registrable Securities” means the Original Securities; provided, that such Original Securities shall cease to be Registrable Securities (i) when such Original Securities have been exchanged or disposed of pursuant to a Registration Statement that is effective under the Securities Act, (ii) when such Original Securities cease to be outstanding or (iii) (except for Original Securities constituting any portion of an unsold allotment with respect to which any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer) when a Registered Exchange Offer is consummated, regardless of whether such Original Securities have been exchanged in the Registered Exchange Offer.
“Registration Default” means the occurrence of any of the following: (i) the Registered Exchange Offer is not completed on or prior to the Target Registration Date, (ii) the Shelf Registration Statement, if required by Section 3 hereof, has not become effective on or prior to the Target Registration Date, or (iii) the Shelf Registration Statement, if required by Section 3 hereof, has become effective and thereafter is subject to a Suspension Period, whether or not permitted by this Agreement, (a) on more than two occasions during the Shelf Registration Period or (b) at any time in any 12-month period during the Shelf Registration Period, and such Suspension Period lasts for more than 60 days (whether or not consecutive) in any 12-month period.
“Registration Expenses” means all costs and expenses incident to the performance of or compliance by the Issuer and the Guarantors with this Agreement, including, without limitation, the following: (i) all Commission or FINRA registration and filing fees, (ii) the fees, disbursements and expenses of counsel and accountants to the Issuer and the Guarantors and all other expenses in connection with the preparation, printing, distribution and delivery of any Registration Statement, any Prospectus or any free writing prospectus and any amendments or supplements thereto, any letter of transmittal and documents related to a Registered Exchange Offer, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement; (iii) all fees and expenses in connection with compliance with state securities or Blue Sky laws; (iv) the costs incident to the authorization, issuance and delivery by the Issuer and the Guarantors of the New Securities, including any taxes payable in connection therewith; (v) any fees charged by securities rating services incurred by the Issuer and the Guarantors (including with respect to maintaining the ratings of the Securities); (vi) the fees and expenses of any trustee, paying agent or transfer agent and the fees and disbursements of one counsel for any such trustee, paying agent or transfer agent in connection with the Indenture, including in connection with the qualification of the Indenture under applicable securities laws; and (vii) all expenses and application fees incurred in connection with the approval of New Securities for book-entry transfer by DTC.
“Registration Statement” means any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Original Securities or the New Securities pursuant to the provisions of this Agreement, all amendments and supplements to such registration statement, including, without limitation, post-effective amendments, including, in each case, the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
“Securities” means any Original Securities and New Securities.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.
“Shelf Registration” means a registration effected pursuant to Section 3 hereof.
“Shelf Registration Period” has the meaning set forth in Section 3(b) hereof.
“Shelf Registration Statement” means a “shelf” registration statement of the Issuer and the Guarantors filed pursuant to the provisions of Section 3 hereof which covers some of or all the Registrable Securities on an appropriate form under Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission, all amendments and supplements to such registration statement, including post-effective amendments, including, in each case, the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
“Suspension Actions” has the meaning set forth in Section 3(c) hereof.
“Suspension Period” means, with respect to any Registration Statement or Prospectus, any period or periods during which such Registration Statement ceases to be effective or such Prospectus ceases to be usable, including the occurrence of any event that requires the Issuer and the Guarantors to make changes in such Registration Statement or Prospectus in order that such Registration Statement or Prospectus does not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.
“Target Registration Date” means the date that is 365 days after the Closing Date (or, if such 365th day is not a business day, the next succeeding business day), it being understood that any extension pursuant to Section 5(c)(iv) hereof shall not affect this date or the triggering of the requirement to pay Additional Interest pursuant to Section 4(a) hereof.

“Trustee” means the trustee with respect to the Original Securities and the New Securities under the Indenture.
“underwriter” means any underwriter of securities in connection with an offering thereof under a Shelf Registration Statement.
2.    Registered Exchange Offer; Resales of New Securities by Exchanging Dealers; Private Exchange.
(a)    Each of the Issuer and the Guarantors shall, for the benefit of Holders, at the Issuer’s and the Guarantors’ cost, use its commercially reasonable efforts to (i) prepare and file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer, (ii) cause the Exchange Offer Registration Statement to be declared effective under the Securities Act, (iii) keep the Exchange Offer Registration Statement effective until the closing of the Registered Exchange Offer, (iv) cause the Registered Exchange Offer to be consummated not later than 60 days after the Exchange Offer Registration Statement becomes effective and (v) cause the Registered Exchange Offer to be consummated not later than the Target Registration Date.
(b)    Upon the effectiveness of the Exchange Offer Registration Statement, the Issuer and the Guarantors shall reasonably promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Original Securities for corresponding New Securities (assuming that such Original Securities do not constitute a portion of an unsold allotment acquired by such Holder directly from the Issuer and that such Holder (i) is not an Affiliate of the Issuer, (ii) acquires the New Securities in the ordinary course of its business, (iii) at the time of commencement of the Registered Exchange Offer, has no arrangements or understandings with any person to participate in the distribution (within the meaning of the Securities Act) of the New Securities in violation of the Securities Act, and (iv) if such Holder is an Exchanging Dealer, that the Original Securities being exchanged were acquired as a result of market-making or other trading activities and that it will deliver a prospectus (or, to the extent permitted by law, make a prospectus available) in connection with any resale of the New Securities) and to trade such New Securities from and after their receipt without any limitations or restrictions under the Securities Act or under state securities or Blue Sky laws.
(c)    In connection with the Registered Exchange Offer, the Issuer and the Guarantors shall:
(i)    deliver or otherwise make available to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement and, if required by DTC, an appropriate letter of transmittal (the “Letter of Transmittal”) and related documents; provided, however, that Holders will be deemed to have received such Prospectus and Letter of Transmittal and related documents upon delivery thereof to DTC for distribution to its participants;

(ii)    keep the Registered Exchange Offer open for not less than 20 business days after the date notice thereof is delivered to the Holders (or any shorter or longer period permitted or required by applicable law) (such period, the “Exchange Period”);
(iii)    utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;
(iv)    permit Holders to withdraw tendered Original Securities at any time prior to the expiration of the Exchange Period in accordance with the terms of the Exchange Offer Registration Statement and the Letter of Transmittal, if any; and
(v)    comply in all material respects with all applicable laws.
(d)    As soon as practicable after the expiration of the Registered Exchange Offer, the Issuer and the Guarantors shall:
(i)    accept for exchange all Original Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the Letter of Transmittal, if any;
(ii)    deliver to the Trustee for cancellation all Original Securities so accepted for exchange; and
(iii)    cause the Trustee to authenticate and deliver to each Holder of Original Securities so accepted for exchange a principal amount of New Securities equal to the principal amount of the Original Securities of such Holder so accepted for exchange.
(e)    The Registered Exchange Offer shall not be subject to any conditions, other than that it (or the making of any exchange by a Holder of Original Securities) does not violate any applicable law or applicable interpretation of the Commission’s staff (the “Staff”), the due tendering of Registrable Securities in accordance with the Registered Exchange Offer and that no action or proceeding has been instituted or threatened (or any injunction, order or decree issued) in any court or by or before any governmental, regulatory or administrative agency relating to the Registered Exchange Offer that could reasonably be expected to impair the Issuer’s or the Guarantors’ ability to proceed with the Registered Exchange Offer.
(f)    The Initial Purchasers, the Issuer and the Guarantors acknowledge that, pursuant to current interpretations by the Staff of Section 5 of the Securities Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer is required to deliver a Prospectus in connection with a sale of any New Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer in exchange for Original Securities acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Issuer and the Guarantors shall:
(i)    include the information set forth in Annex A hereto on the cover of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the

Exchange Offer Registration Statement in a section setting forth details of the Registered Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement and in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer, if applicable (it being understood that a Holder’s participation in the Registered Exchange Offer is conditioned on the Holder representing in writing to the Issuer and the Guarantors as set forth in Rider B of Annex D hereto); and
(ii)    use their commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective under the Securities Act during the Exchange Offer Registration Period for delivery by Exchanging Dealers in connection with sales of New Securities received pursuant to the Registered Exchange Offer, as contemplated by Section 5(h) hereof, as supplemented and amended as required to ensure that it is available for sales of New Securities by Exchanging Dealers during the Exchange Offer Registration Period.
3.    Shelf Registration. If (i) the Issuer and the Guarantors determine upon advice of outside counsel that a Registered Exchange Offer as contemplated by Section 2 hereof may not be completed as soon as practicable after the last date for acceptance of Original Securities for exchange because it would violate any applicable law or applicable interpretations of the Staff, (ii) for any other reason the Registered Exchange Offer is not consummated on or prior to the Target Registration Date, (iii) any Initial Purchaser so requests with respect to Original Securities not eligible to be exchanged for New Securities in a Registered Exchange Offer or, in the case of any Initial Purchaser that participates in any Registered Exchange Offer, such Initial Purchaser does not receive freely tradable New Securities or (iv) any Holder (other than an Initial Purchaser) is not eligible to participate in the Registered Exchange Offer, the following provisions shall apply:
(a)    The Issuer and the Guarantors shall, as promptly as practicable, file with the Commission, and, thereafter, shall use their commercially reasonable efforts to cause to become effective under the Securities Act, or, if permitted by Rule 430B under the Securities Act, otherwise designate an existing registration statement filed with the Commission as, a Shelf Registration Statement relating to the offer and sale of the applicable Registrable Securities, by the applicable Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that, with respect to New Securities received by an Initial Purchaser in exchange for Original Securities constituting any portion of an unsold allotment, the Issuer and the Guarantors may, if permitted by current interpretations by the Staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Items 507 and/or 508 of Regulation S-K under the Securities Act, as applicable, in satisfaction of its obligations under this Section 3(a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement. Unless the Shelf Registration Statement is an automatic shelf registration statement (as defined in Rule 405 under the Securities Act), the Issuer and the

Guarantors shall include therein the information required by Rule 430B(b)(2)(iii) under the Securities Act.
(b)    The Issuer and the Guarantors shall use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Holders until the Securities covered by the Shelf Registration Statement cease to be Registrable Securities (such period being called the “Shelf Registration Period”). The Issuer and the Guarantors shall be deemed not to have used their commercially reasonable efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if the Issuer and the Guarantors voluntarily take any action that would result in Holders of securities covered thereby not being able to offer and sell such securities during that period, unless (i) such action is required by applicable law or (ii) such action is taken by such party in good faith and for valid business reasons (not including avoidance of the obligations of the Issuer and the Guarantors hereunder), including the acquisition or divestiture of assets, so long as the Issuer and the Guarantors promptly thereafter comply with the requirements of Section 5(k) hereof, if applicable.
(c)    The Issuer and the Guarantors shall be entitled to suspend their obligation to file any Shelf Registration Statement or amendment thereto, furnish any supplement or amendment to a Prospectus included in a Shelf Registration Statement or any free writing prospectus, make any other filing with the Commission that would be incorporated by reference into a Shelf Registration Statement, cause a Shelf Registration Statement to remain effective or the Prospectus or any free writing prospectus to remain usable or take any similar action (collectively, “Suspension Actions”) if there is a possible acquisition, disposition or business combination or other transaction, business development or event involving the Issuer or its subsidiaries that may require disclosure in the Shelf Registration Statement or Prospectus and the Issuer and the Guarantors determine that disclosure at such time is not in the best interests of the Issuer and its stockholders or if obtaining any financial statements relating to any such acquisition or business combination required to be included in the Shelf Registration Statement or Prospectus would be impracticable. Upon the occurrence of any of the conditions described in the foregoing sentence, the Issuer and the Guarantors shall give prompt notice of the delay or suspension (but not the basis thereof) to the Holders. Upon the termination or disclosure of such condition, the Issuer and the Guarantors shall promptly proceed with all Suspension Actions that were delayed or suspended and, if required, shall give prompt notice to the Holders of the cessation of the delay or suspension (but not the basis thereof).
4.    Registration Default.
(a)    If a Registration Default occurs, the interest rate on the Registrable Securities will be increased by the following amounts (referred to as “Additional Interest”): (A) 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default and (B) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date such Registration Default ends, provided, that the maximum increase shall be 0.50% per annum.

(b)    A Registration Default ends when the securities subject to the applicable Registration Statement cease to be Registrable Securities or, if earlier, (1) in the case of a Registration Default under clause (i) of the definition thereof, when the Registered Exchange Offer is completed, (2) in the case of a Registration Default under clause (ii) of the definition thereof, when the Shelf Registration Statement becomes effective, or (3) in the case of a Registration Default under clause (iii) of the definition thereof, when the Shelf Registration Statement again becomes effective or the Prospectus again becomes usable.
5.    Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:
(a)
(i)    The Issuer and the Guarantors shall furnish to you, prior to the filing or designation thereof with the Commission, a copy of any Exchange Offer Registration Statement, each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use their commercially reasonable efforts to reflect in each such document, when so filed or designated with the Commission, such comments as you reasonably and timely may propose.
(ii)    The Issuer and the Guarantors shall furnish to the Holders, prior to the filing or designation thereof with the Commission, a copy of any Shelf Registration Statement, each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use their commercially reasonable efforts to reflect in each such document, when so filed or designated with the Commission, such comments as any Holder whose securities are to be included in such Shelf Registration Statement reasonably and timely may propose.
(b)    The Issuer and the Guarantors shall ensure that (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Securities Act and the rules and regulations promulgated thereunder, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective (or, in the case of a previously filed registration statement that is effective at the time it is designated as a Shelf Registration Statement, when it is so designated), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)
(i)    The Issuer and the Guarantors shall advise you and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby, and, if requested by you or any such Holder, confirm such advice in writing:
(1)    when a Registration Statement and any amendment thereto has been filed (or, in the case of a previously filed registration statement designated as a Shelf Registration Statement, when it is so designated) with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective (or, in the case of a previously filed registration statement that is effective at the time it is designated as a Shelf Registration Statement, when it is so designated); and
(2)    of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information.
(ii)    The Issuer and the Guarantors shall advise you and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby, and, in the case of an Exchange Offer Registration Statement, any Exchanging Dealer which has provided in writing to the Issuer and the Guarantors a telephone or facsimile number or e-mail address and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, confirm such advice in writing:
(1)    of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;
(2)    when, between the applicable effective date of a Shelf Registration Statement (or the designation date, in the case of a previously filed registration statement that is effective at the time it is designated as a Shelf Registration Statement) and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Issuer and the Guarantors contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities pursuant to such Shelf Registration Statement cease to be true and correct in all material respects;
(3)    of the receipt by the Issuer or the Guarantors of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
(4)    of the happening of any event that requires the making of any changes in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made); and
(5)    of any determination by the Issuer and the Guarantors that a post-effective amendment to the Registration Statement or any amendment or supplement to the Prospectus or any free writing prospectuses would be appropriate.
(iii)    Each such Holder or Exchanging Dealer agrees, by its acquisition of the securities to be sold by such Holder or Exchanging Dealer, that, upon being so advised by the Issuer and the Guarantors of any event described in Section 5(c)(ii)(1) or 5(c)(ii)(4) hereof, such Holder or Exchanging Dealer will forthwith discontinue disposition of such securities under such Registration Statement or Prospectus, until such Holder’s or Exchanging Dealer’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing by the Issuer and the Guarantors that the use of the applicable Prospectus may be resumed.
(iv)    If the Issuer and the Guarantors shall give any notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Issuer and the Guarantors shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus or any free writing prospectus necessary to resume such dispositions.
(d)    The Issuer and the Guarantors shall use their commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.
(e)    The Issuer and the Guarantors shall furnish to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if such Holder so requests in writing, any documents incorporated by reference therein and all exhibits thereto (including those incorporated by reference therein).
(f)    The Issuer and the Guarantors shall, during the Shelf Registration Period, deliver to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Issuer and the Guarantors hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of securities in connection with the offering and sale of the securities covered by the Prospectus or any amendment or supplement thereto.
(g)    The Issuer and the Guarantors shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if the Exchanging Dealer so requests in writing, any documents incorporated by reference therein and all exhibits thereto (including those incorporated by reference therein).
(h)    The Issuer and the Guarantors shall, during the Exchange Offer Registration Period, promptly deliver to each Exchanging Dealer, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer may reasonably request for delivery by such Exchanging Dealer in connection with a sale of New Securities received by it pursuant to the Registered Exchange Offer; and the Issuer and the Guarantors hereby consent to the use of the Prospectus or any amendment or supplement thereto by any such Exchanging Dealer, as aforesaid.
(i)    Prior to the Registered Exchange Offer or any other offering of securities pursuant to any Registration Statement, the Issuer and the Guarantors shall register or qualify the securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any Holder reasonably requests in writing or cooperate with the Holders of securities included therein and their respective counsel in connection with such registration or qualification of such securities, including any filings required to be made with FINRA, and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the securities covered by such Registration Statement; provided, however, that neither the Issuer nor any Guarantor will be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.
(j)    The Issuer and the Guarantors shall cooperate with the Holders of Original Securities to facilitate the timely preparation and delivery of certificates representing Original Securities to be sold pursuant to any Registration Statement, free of any restrictive legends and in such denominations and registered in such names as such Holders may request prior to sales of securities pursuant to such Registration Statement.
(k)    Upon the occurrence of any event contemplated by Section 5(c)(ii)(4) hereof, the Issuer and the Guarantors shall promptly prepare a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(l)    Not later than the effective date (or the designation date, in the case of a previously filed registration statement that is effective at the time it is designated as a Shelf

Registration Statement) of any such Registration Statement hereunder, the Issuer and the Guarantors shall provide a CUSIP number for each of the Original Securities or the New Securities, as applicable, registered under such Registration Statement, and provide the Trustee with printed certificates for such Original Securities or New Securities, as applicable, in a form, if requested by the applicable Holder or Holder’s counsel, eligible for deposit with DTC or any successor thereto under the Indenture.
(m)    The Issuer and the Guarantors shall use their commercially reasonable efforts to comply with all applicable rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to the security holders of the Issuer a consolidated earnings statement (which need not be audited) covering a twelve-month period commencing after the effective date (or the designation date, in the case of a previously filed registration statement that is effective at the time it is designated as a Shelf Registration Statement) of the Registration Statement and ending not later than fifteen (15) months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.
(n)    The Issuer and the Guarantors shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, on or prior to the effective date (or the designation date, in the case of a previously filed Registration Statement that is effective at the time it is designated as a Shelf Registration Statement) of any Shelf Registration Statement or Exchange Offer Registration Statement.
(o)    The Issuer and the Guarantors may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Issuer and the Guarantors in writing such information regarding the Holder and the distribution of such securities as the Issuer and the Guarantors may from time to time reasonably require for inclusion in such Registration Statement. The Issuer and the Guarantors may exclude from any such Registration Statement the securities of any such Holder who fails to furnish such information within a reasonable time after receiving such request. Each Holder as to which any Shelf Registration is being effected agrees to furnish promptly to the Issuer and the Guarantors all information required to be disclosed in order to make the information previously furnished to the Issuer and the Guarantors by such Holder not materially misleading. Each Holder further agrees that neither such Holder nor any underwriter participating in any disposition pursuant to any Shelf Registration Statement on such Holder’s behalf will make any offer relating to the securities to be sold pursuant to such Shelf Registration Statement that would constitute an issuer free writing prospectus (as defined in Rule 433 under the Securities Act) or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) required to be filed by the Issuer and the Guarantors with the Commission or retained by the Issuer and the Guarantors under Rule 433 of the Securities Act, unless it has obtained the prior written consent of the Issuer and the Guarantors (and except for as otherwise provided in any underwriting agreement entered into by the Issuer, the Guarantors and any such underwriter).

(p)    The Issuer and the Guarantors shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters, if any, and the Majority Holders reasonably agree should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.
(q)
(i)    In the case of any Shelf Registration Statement, the Issuer and the Guarantors shall enter into such agreements (including underwriting agreements) and take all other appropriate actions reasonably required in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any), with respect to all parties to be indemnified pursuant to Section 7 hereof.
(ii)    Without limiting in any way Section 5(q)(i) hereof, no Holder may participate in any underwritten registration hereunder unless such Holder (x) agrees to sell such Holder’s securities to be covered by such registration on the basis provided in any underwriting arrangements approved by the Majority Holders and the Managing Underwriters, if any, and (y) completes and executes in a timely manner all customary questionnaires, powers of attorney, underwriting agreements and other documents reasonably required by the Issuer and the Guarantors or any Managing Underwriters in connection with such underwriting arrangements.
(r)    In the case of any Shelf Registration Statement and, in each case, only to the extent customary for such Shelf Registration Statement or an applicable disposition thereunder, the Issuer and the Guarantors shall (i) make reasonably available for inspection by the Holders of securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Issuer and its subsidiaries reasonably requested by such person; (ii) cause the officers, directors and employees of the Issuer and the Guarantors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for due diligence examinations in connection with primary underwritten offerings; provided, however, that any information that is nonpublic at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; provided, further, that the foregoing activities described in clauses (i) and (ii) of this Section 5(r) shall be coordinated by one counsel designated by or on behalf of the parties described in this Section 5(r); (iii) obtain opinions of counsel to the Issuer and the Guarantors (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (iv) obtain “comfort” letters from the independent certified public accountants of the Issuer (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or of any business acquired by the Issuer for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to the underwriters, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings; and (v) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 5(k) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuer and the Guarantors. The foregoing actions set forth in clauses (iii), (iv) and (v) of this Section 5(r) shall be performed (A) on the effective date (or the designation date, in the case of a previously filed registration statement that is effective at the time it is designated as a Shelf Registration Statement) of such Registration Statement and each post-effective amendment thereto and (B) at each closing under any underwriting or similar agreement as and to the extent required thereunder.
6.    Registration Expenses. The Issuer and the Guarantors shall, jointly and severally, bear all Registration Expenses and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable and documented fees and disbursements of one firm or counsel (in addition to one local counsel in each relevant jurisdiction) designated by the Majority Holders to act as counsel for the Holders in connection therewith; provided, however, that such reimbursement obligation shall not exceed $50,000. The Holders of Registrable Securities being registered shall pay all agency or brokerage fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such Holders (severally or jointly), other than the counsel and experts specifically referred to above in this Section 6, transfer taxes on resale of any of the Registrable Securities by such Holders and any advertising expenses incurred by or on behalf of such Holders in connection with any offers they may make.
7.    Indemnification and Contribution. (a) In connection with any Registration Statement, the Issuer and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Holder of securities covered by a Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each Holder, each person, if any, who controls any such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of each Initial Purchaser within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages or liabilities (including legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, to which they or any of them may become subject under the Securities

Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or in any issuer free writing prospectus approved for use by the Issuer or the Guarantors, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuer and the Guarantors will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuer and the Guarantors by or on behalf of any such Holder specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Issuer and the Guarantors may otherwise have.
The Issuer and the Guarantors, jointly and severally, agree to indemnify or contribute to Losses of, as provided in Section 7(d) hereof, any underwriters of Original Securities or New Securities registered under a Shelf Registration Statement, their officers, directors, employees and agents, and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 7(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 5(q) hereof.
(b)    Each Holder of securities covered by a Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer) severally and not jointly agrees to indemnify and hold harmless the Issuer, the Guarantors, each of their respective directors and officers and each other person, if any, who controls the Issuer or the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer and the Guarantors to each such Holder, but only with reference to written information relating to such Holder furnished to the Issuer and the Guarantors by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.
(c)    Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure to so notify the indemnifying party (i) will not relieve it from liability under Section 7(a) or Section 7(b) hereof unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligations provided in Section 7(a) or Section 7(b) hereof. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (A) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (B) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (C) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (D) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
It is understood, however, that the Issuer and the Guarantors shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Holders and controlling persons. An indemnifying party shall not be liable under this Section 7 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.
(d)    In the event that the indemnity provided in Section 7(a) or Section 7(b) hereof is unavailable to or insufficient to hold harmless an indemnified party for any reason, then the Issuer and the Guarantors and the Holders, as applicable, in lieu of indemnifying such indemnified party, shall, in the case of the Issuer and the Guarantors, have an obligation to, and in the case of each Holder, have a several and not joint obligation to, contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, “Losses”) to which the Issuer and the Guarantors and the Holders may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantors, on the one hand, and by the Holders, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser or any subsequent Holder of any Original Security or New Security be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Original Security, or in the case of a New Security, applicable to the security which was exchangeable into such New Security, as set forth in the Offering Memorandum or in the Purchase Agreement, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuer and the Guarantors and the Holders severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuer and the Guarantors, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuer and the Guarantors shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) as set forth in the Offering Memorandum or in the Purchase Agreement and (y) the total amount of additional interest which the Issuer was not required to pay as a result of registering the securities covered by the Registration Statement which resulted in such Losses. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth in the Offering Memorandum or in the Purchase Agreement, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Original Securities or New Securities, as applicable, registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Issuer and the Guarantors, on the one hand, or by Holders, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Issuer or the Guarantors within the meaning of either the Securities Act or the Exchange Act, each of their officers who shall have signed the Registration Statement and each of their directors shall have the same rights to contribution as the Issuer, subject in each case to the applicable terms and conditions of this Section 7(d).

(e)    The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.
(f)    The provisions of this Section 7 will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, any other Holder, the Issuer, the Guarantors or any underwriter or any of the officers, directors or controlling persons referred to in this Section 7, and will survive the sale by a Holder of securities covered by a Registration Statement.
8.    Miscellaneous.
(a)    No Inconsistent Agreements. Each of the Issuer and each of the Guarantors has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that limits the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.
(b)    Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuer and the Guarantors have obtained the written consent of the Holders of at least a majority of the then outstanding aggregate principal amount of Registrable Securities; provided, that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Issuer and the Guarantors shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Registrable Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Registrable Securities being sold rather than registered under such Registration Statement.
(c)    Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, facsimile or other electronic form or air courier guaranteeing overnight delivery:
(i)    if to a Holder, at the most current address given by such Holder to the Issuer in accordance with the provisions of this Section 8(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the registrar under the Indenture, with a copy in like manner to you at the applicable address set forth in the Purchase Agreement; and
(ii)    if to you, initially at the applicable address set forth in the Purchase Agreement; and

(iii)    if to the Issuer or the Guarantors, initially at the address set forth in the Purchase Agreement.
All such notices and communications shall be deemed to have been duly given when received.
The Initial Purchasers or the Issuer and the Guarantors by written or other electronic notice (in accordance with this Section 8(c)) to the other may designate additional or different addresses for subsequent notices or communications.
(d)    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Issuer, each Guarantor or subsequent Holders of Registrable Securities. The Issuer and the Guarantors hereby agree to extend the benefits of this Agreement to any Holder of Registrable Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto. The Initial Purchasers (in their capacity as initial purchasers) shall have no liability or obligation to the Issuer or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement. Any successor to the Issuer or any Guarantor, whether by merger, consolidation or other transaction, shall expressly assume the obligations of the Issuer and such Guarantor hereunder. No later than 5 business days after any Subsidiary (as defined in the Indenture) becomes a guarantor of the Original Notes under the Indenture, the Issuer shall cause such Subsidiary to execute a joinder to this Agreement as a Guarantor party.
(e)    Third-Party Beneficiaries. Each Holder shall be a third-party beneficiary to the agreements made hereunder among the Issuer, the Guarantors and the Initial Purchasers, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.
(f)    Electronic Delivery; Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of this Agreement by one party to the other may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
(g)    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION).
(i)    Submission to Jurisdiction. To the fullest extent permitted by law, each of the Issuer and each of the Guarantors hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. To the fullest extent permitted by law, each of the Issuer and each of the Guarantors waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. To the fullest extent permitted by law, each of the Issuer and each of the Guarantors agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Issuer and such Guarantor and may be enforced in any court to the jurisdiction of which the Issuer or such Guarantor is subject by a suit upon such judgment.
(j)    Entire Agreement; Severability. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.
(k)    Securities Held by the Issuer, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Registrable Securities is required hereunder, Registrable Securities held by the Issuer or its Affiliates (other than subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

Please confirm that the foregoing correctly sets forth the agreement among the Issuer, the Guarantors and the Initial Purchasers.

Very truly yours,

F&G ANNUITIES & LIFE, INC., as Issuer

By:	/s/ Wendy J.B. Young
Name:	Wendy J.B. Young
Title:	Chief Financial Officer

FGL US HOLDINGS INC., as Guarantor

By	/s/ Wendy J.B. Young
Name: Wendy J.B. Young
Title:	Executive Vice President,
Chief Financial Officer

FIDELITY & GUARANTY LIFE HOLDINGS, INC., as Guarantor

By	/s/ Wendy J.B. Young
Name: Wendy J.B. Young
Title:	Executive Vice President,
Chief Financial Officer
{Signature Page - Registration Rights Agreement}

FIDELITY & GUARANTY LIFE BUSINESS SERVICES, INC., as Guarantor

By	/s/ Wendy J.B. Young
Name: Wendy J.B. Young
	Title:	Executive Vice President,
Chief Financial Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BOFA SECURITIES, INC.

By:	/s/ Randolph Randolph
Name:	Randolph Randolph
Title:	Managing Director

For and on behalf of each of the Initial Purchasers listed in Schedule 1 to the Purchase Agreement
{Signature Page - Registration Rights Agreement}

J.P. MORGAN SECURITIES LLC

By:	/s/ Stephen L. Sheiner
Name:	Stephen L. Sheiner
Title:	Executive Director

For and on behalf of each of the Initial Purchasers listed in Schedule 1 to the Purchase Agreement
{Signature Page - Registration Rights Agreement}

RBC CAPITAL MARKETS, LLC

By:	/s/ Scott G. Primrose
Name:	Scott G. Primrose
Title:	Authorized Signatory

For and on behalf of each of the Initial Purchasers listed in Schedule 1 to the Purchase Agreement

ANNEX A
Each broker-dealer that receives New Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Securities received in exchange for Original Securities where such New Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Issuer and the Guarantors have agreed that, starting on the last day of the Exchange Period and ending on the close of business on the day that is 180 days following the Exchange Period, they will make this Prospectus available to any broker-dealer for use in connection with any such resale. See “Plan of Distribution.”
A-1

ANNEX B
Each broker-dealer that receives New Securities for its own account in exchange for Original Securities, where such Original Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. See “Plan of Distribution.”
B-1

ANNEX C
PLAN OF DISTRIBUTION
Each broker-dealer that receives New Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Securities received in exchange for Original Securities where such Original Securities were acquired as a result of market-making activities or other trading activities. The Issuer and the Guarantors have agreed that, starting on the last day of the Exchange Period and ending on the close of business on the day that is 180 days following the Exchange Period, they will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. {In addition, until _____, 20__, all dealers effecting transactions in the New Securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.}1
The Issuer will not receive any proceeds from any sale of New Securities by broker-dealers. New Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such New Securities. Any broker-dealer that resells New Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such New Securities may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit of any such resale of New Securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
For a period of 180 days after the Exchange Period, the Issuer and the Guarantors will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Issuer and the Guarantors have agreed to pay all expenses incident to the Registered Exchange Offer (other than the expenses of counsel for the Holders of the Original Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Original Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.
1 Include this legend as required by Item 502(b) of Regulation S-K under the Securities Act, if required under Rule 174 under the Securities Act, on the back cover page of the Exchange Offer Prospectus.
C-1

{If applicable, add information required by Items 507 and/or 508 of Regulation S-K under the Securities Act.}
2

ANNEX D
Rider A
{___} CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND TEN (10) COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:
Rider B
If the undersigned is not a broker-dealer, the undersigned represents that it acquired the New Securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Securities and it has no arrangements or understandings with any person to participate in a distribution of the New Securities. If the undersigned is a broker-dealer that will receive New Securities for its own account in exchange for Original Securities, it represents that the Original Securities to be exchanged for New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
D-1